Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)*

In connection with the Quarterly Report of Hartman Commercial Properties REIT (the “Trust”), on Form 10-Q for the quarter ending June 30, 2003 as filed with the Securities and Exchange Commission (the “Report”), I, Robert W. Engel, Chief Financial Officer of the Trust, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to my knowledge:

(1)                                  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Trust.

/s/ Robert W. Engel
Robert W. Engel, Chief Financial Officer

September 24, 2003

*A signed original of this written statement required by Section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.